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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


         Date of Report (Date of Earliest Event Reported): July 26, 2002


                          UNITED INDUSTRIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


               1-4252                                    95-2081809
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      (Commission File Number)              (I.R.S. Employer Identification No.)


   570 LEXINGTON AVENUE, NEW YORK, NY                              10022
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(Address of Principal Executive offices)                         (Zip Code)


                                 (212) 752-8787
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)


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
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 26, 2002, the Registrant issued a press release announcing that it had completed the previously announced sale of its transportation overhaul contracts with the New Jersey Transit Corporation and the Maryland Transit Administration, and related assets and liabilities (such as accounts receivable, inventory, special tools and supplier contracts), to ALSTOM Transportation Inc. for approximately $19.2 million in cash, subject to post-closing adjustments. The purchase price was arrived at through arms-length negotiations and was based on the Registrant's net costs to perform the two contracts. The press release, which is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference, contains a more complete description of such event. An amendment to the agreement in respect of such sale was entered into concurrently with the completion of such sale, and is filed as Exhibit 99.2 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)      Pro Forma Financial Information

         Filed herewith is the unaudited pro forma condensed consolidated balance sheet of the Registrant as of June 30, 2002, which gives effect to the reported event as though it had occurred on that date.

(c)      Exhibits

Exhibit No.         Exhibit
-----------         -------

99.1 Press Release, dated July 26, 2002, announcing the completion of the previously announced sale of the Registrant's transportation overhaul contracts with the New Jersey Transit Corporation and the Maryland Transit Administration to ALSTOM Transportation Inc.


99.2 Amendment to Master Agreement, dated as of July 26, 2002, among the Registrant, ALSTOM Transportation Inc. and ALSTOM Canada Inc.

                         PRO FORMA FINANCIAL INFORMATION

On July 26, 2002, the Registrant completed the previously announced sale of its transportation overhaul contracts with the New Jersey Transit Corporation and the Maryland Transit Administration, and related assets and liabilities (such as accounts receivable, inventory, special tools and supplier contracts), to ALSTOM Transportation Inc. The purchase price received by the Registrant was approximately $19,200,000 in cash, subject to post-closing adjustments.

The following unaudited pro forma condensed consolidated balance sheet is based on the historical statements of the Registrant and gives effect to the sale of the transportation overhaul contracts and related assets and liabilities as discussed above, as though the sale had occurred on June 30, 2002.

The Registrant has not presented unaudited pro forma condensed consolidated statements of operations because the reported event affects operations of the Registrant that have previously been reported as discontinued operations.

The unaudited pro forma condensed consolidated balance sheet of the Registrant set forth below has been prepared by the Registrant's management and is shown for illustrative purposes only. This financial statement is not necessarily indicative of the future financial position of the Registrant, or of the financial position of the Registrant that would have actually occurred had the reported event been in effect as of the date presented.

UNITED INDUSTRIAL CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
JUNE 30, 2002

                                                                        (Unaudited)    (Unaudited)
                                                    (Unaudited)          Pro Forma      Pro Forma
                                                    As Reported         Adjustments      Results
                                                  -------------------------------------------------
ASSETS:
Current Assets
      Cash and cash equivalents                            $ 2,631      $ 4,069  (A)       $ 6,700
      Trade receivables                                     34,091                          34,091
      Inventories
           Finished goods & work-in-process                 25,663                          25,663
           Materials & supplies                              1,433                           1,433
                                                  -----------------                    ------------
                                                            27,096                          27,096

      Federal income taxes receivable                        4,636                           4,636
      Deferred income taxes                                  5,436                           5,436
      Prepaid expenses & other current assets                1,678                           1,678
      Assets of discontinued operations                    124,473      (73,475)(B)         50,998
                                                  -----------------  -----------       ------------
                            Total Current Assets           200,041      (69,406)           130,635

Other assets                                                53,068                          53,068

Property & equipment  - less allowance
         for depreciation (2002 - $85,375)                $ 19,127                        $ 19,127
                                                  -----------------  -----------       ------------
                                                         $ 272,236     $(69,406)          $202,830
                                                  =================  ===========       ============

LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------------------
Current liabilities
------------------------------------------------
      Notes payable                                          2,100                           2,100
      Accounts payable                                      16,202                          16,202
      Accrued employee compensation & taxes                  8,514                           8,514
      Customer advances                                      6,083                           6,083
      Provision for contract losses                          1,921                           1,921
      Other current liabilities                              7,170                           7,170
      Liabilities of discontinued operations                93,974      (69,406)(C)         24,568
                                                  -----------------  -----------       ------------
           Total Current Liabilities                       135,964      (69,406)            66,558
Other long-term liabilities                                  3,353                           3,353
Deferred income taxes                                       11,220                          11,220
Postretirement benefits other than pensions                 22,889                          22,889


Shareholders' Equity
------------------------------------------------
      Common stock $1.00 par value Authorized -
      30,000,000 shares; outstanding 13,057,718
      shares (net of shares in treasury)
      June 30, 2002 and December 31, 2002 (net of           14,374                          14,374
      Additional capital                                    91,369                          91,369
      Retained earnings                                      3,460                           3,460
      Treasury stock, at cost, 1,316,430 shares at
      June 30, 2002 and 1,502,280 shares at
      December 31, 2001                                    (10,393)                        (10,393)
                                                  -----------------  -----------       ------------
           Total Stockholder's Equity                       98,810            -             98,810
                                                  -----------------  -----------       ------------
           Total Liabilities and Stockholder's Equity      272,236      (69,406)           202,830
                                                  =================  ===========       ============


UNITED INDUSTRIAL CORPORATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

A. The unaudited pro forma condensed consolidated balance sheet includes the cash received upon the sale of the transportation overhaul contracts with the New Jersey Transit Corporation and the Maryland Transit Administration and related assets and liabilities, net of estimated expenses of the sale of approximately $3.6 million and of the paydown of associated liabilities retained by the Registrant. Additional cash proceeds of approximately $2.6 million relating to estimated working capital adjustments arising from July 2002 operations are excluded from the presentation.

B. The unaudited pro forma condensed consolidated balance sheet gives effect to the sale of inventory and accounts receivable related to the aforementioned two transportation contracts.

C. The unaudited pro forma condensed consolidated balance sheet gives effect to the sale of liabilities for customer advances, the reduction in reserves for contract losses related to the aforementioned two transportation contracts and the paydown of liabilities retained by the Registrant that were associated with the aforementioned contracts.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           United Industrial Corporation

Date: August 12, 2002                      By: /s/ James H. Perry
                                               -------------------------------
                                               James H. Perry
                                               Chief Financial Officer,
                                               Vice President and Treasurer

                                  EXHIBIT INDEX

Exhibit No.         Exhibit
-----------         -------

99.1 Press Release, dated July 26, 2002, announcing the completion of the previously announced sale of the Registrant's transportation overhaul contracts with the New Jersey Transit Corporation and the Maryland Transit Administration to ALSTOM Transportation Inc.

99.2 Amendment to Master Agreement, dated as of July 26, 2002, among the Registrant, ALSTOM Transportation Inc. and ALSTOM Canada Inc.